UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐    Preliminary Proxy Statement
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☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

ENTRADA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENTRADA THERAPEUTICS, INC.
One Design Center Place
Suite 17-500
Boston, MA 02210
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2026
Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Entrada Therapeutics, Inc. will be held virtually on June 10, 2026, at 9:30 a.m. Eastern Time. You may attend the meeting virtually via live webcast at www.virtualshareholdermeeting.com/TRDA2026, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting.
Stockholders of record at the close of business on April 13, 2026, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. The purpose of the Annual Meeting is the following:
1.    To elect two Class II directors to our board of directors, each to serve until the Company’s 2029 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;
2.    To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.    To approve the Amendment No. 1 to the Company's 2021 Stock Option and Incentive Plan;
4.    To approve the Amendment No. 1 to the Company's 2021 Employee Stock Purchase Plan; and
5.    To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of the two nominees for Class II directors, “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2026,

“FOR” the approval of the Amendment No. 1 to the Company's 2021 Stock Option and Incentive Plan to add “Outstanding Shares” as a defined term, and “FOR” the approval of the Amendment No. 1 to the Company's 2021 Employee Stock Purchase Plan to add “Outstanding Shares” as a defined term, as disclosed in more detail in the accompanying proxy statement.

This year, the Company is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their Proxy Materials (as defined below) by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the accompanying proxy statement and our Annual Report for the fiscal year ended December 31, 2025 (the “2025 Annual Report”). We will mail the Notice on or about April 24, 2026, and it will contain instructions on how to access both the 2025 Annual Report and accompanying proxy statement (together with the Notice, the “Proxy Materials”) over the Internet. This method provides our stockholders with expedited access to the Proxy Materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the Proxy Materials, free of charge, please follow the instructions on the Notice.

To attend the Annual Meeting virtually via the Internet, please visit www.virtualshareholdermeeting.com/TRDA2026, which will allow you access to the Annual Meeting and will permit you to submit questions. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the Annual Meeting in person.
Whether or not you expect to attend the Annual Meeting online, we encourage you to read the accompanying proxy statement and vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting on the Internet as described in the instructions included in the Notice, by telephone by calling 1-800-690-6903 and following the recorded instructions or, if you requested and received a paper copy of the Proxy Materials, by completing, signing, dating and returning the enclosed proxy card. You may request a paper proxy card at any time before May 27, 2026, to submit your vote by mail. If you vote your shares on the Internet or by telephone, you will need to enter the 16-digit control number provided in the Notice.
Your vote is important regardless of the number of shares you own. If you attend the Annual Meeting online, you may vote your shares during the Annual Meeting virtually via the Internet even if you previously voted your proxy. Your proxy is revocable in accordance with the procedures set forth in the accompanying proxy statement.
If your shares are held in “street name,” that is, held for your account by a broker, bank or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By order of the board of directors,
/s/ Dipal Doshi
Dipal Doshi
Chief Executive Officer
Boston, Massachusetts
April 24, 2026

ENTRADA THERAPEUTICS, INC.
One Design Center Place
Suite 17-500
Boston, MA 02210
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2026
This proxy statement contains information about the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Entrada Therapeutics, Inc., which will be held on June 10, 2026, at 9:30 a.m. Eastern Time. In order to leverage technology to enhance stockholder access to the Annual Meeting by enabling stockholder attendance and participation from any location around the world, the Annual Meeting will be held virtually via live webcast. The board of directors of Entrada Therapeutics, Inc. (the “board of directors” or “board”) is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Entrada,” the “Company,” “we,” “us,” and “our” refer to Entrada Therapeutics, Inc., and where appropriate, our subsidiary. The mailing address of our principal executive office is Entrada Therapeutics, Inc., One Design Center Place, Suite 17-500, Boston, MA 02210.
In order to attend the Annual Meeting virtually, you will be required to enter the 16-digit control number provided in the Notice of Internet Availability of Proxy Materials (the “Notice”) or the proxy card at www.ProxyVote.com. Beneficial owners of shares held in “street name” should follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares on how to attend and vote at the Annual Meeting. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting by giving our Corporate Secretary written notice to that effect.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), available to stockholders on or about April 24, 2026.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering (“IPO”) in November 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission (the “SEC”). Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 10, 2026:

This proxy statement, the accompanying proxy card and our 2025 Annual Report are available for viewing, printing and downloading at www.ProxyVote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Entrada Therapeutics, Inc., One Design Center Place, Suite 17-500, Boston, MA 02210, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are also available on the SEC’s website at www.sec.gov.

ENTRADA THERAPEUTICS, INC.
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
We have elected to provide access to our Proxy Materials to our stockholders via the Internet. Accordingly, on or about April 24, 2026, we will begin mailing the Notice. Our Proxy Materials, including the accompanying Notice of the 2026 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in “street name” (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2025 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of Proxy Materials?
Pursuant to rules adopted by the SEC, for most of our stockholders, we are providing access to our Proxy Materials over the Internet rather than printing and mailing our Proxy Materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 24, 2026. The Notice provides instructions as to how stockholders may access and review our Proxy Materials, including the Notice of the 2026 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2025 Annual Report, on the website referred to in the Notice or, alternatively, how to request a printed copy of the Proxy Materials, including a proxy card by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the Proxy Materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that, while our Proxy Materials are available at the website referenced in the Notice, and our Notice of the 2026 Annual Meeting of Stockholders, this proxy statement and our 2025 Annual Report are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.
Who is soliciting my vote?
Our board of directors is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 13, 2026.

How many votes can be cast by all stockholders?
There were 38,820,616 shares of our common stock, par value $0.0001 per share, outstanding on April 13, 2026, including shares of restricted common stock, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 13, 2026.
Who is entitled to vote?
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Proxy Materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note that you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How do I vote?
If you are a stockholder of record, and your shares are registered directly in your name, there are several ways for you to vote your shares.
By Internet. You may vote at www.ProxyVote.com, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will need the 16-digit control number included on your Notice or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time, on June 9, 2026.
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903 (toll-free from the U.S., U.S. territories and Canada), 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice or the proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time, on June 9, 2026.

By Mail. If you requested and received a paper copy of the Proxy Materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received by June 9, 2026.
During the Annual Meeting. If you are a stockholder of record as of the record date, you may vote during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/TRDA2026, you will be required to enter the 16-digit control number provided in the Notice or the proxy card. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.
Even if you plan to attend our virtual Annual Meeting, we recommend that you vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting. If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.
If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these Proxy Materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that institution. If you hold your shares of Entrada’s common stock in multiple accounts, you should vote your shares as described in each set of Proxy Materials you receive.
If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
How can I attend the Annual Meeting?
The Annual Meeting will be held entirely online. We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/TRDA2026 and enter the 16-digit control number provided in the Notice or proxy card, and beneficial owners of shares held in “street name” will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.
Access to the live webcast of the Annual Meeting
The live webcast of the Annual Meeting will begin promptly at 9:30 a.m. Eastern Time on June 10, 2026. Online access to the webcast will open approximately fifteen (15) minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. You should allow ample time in advance of the meeting.
Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at www.virtualshareholdermeeting.com/TRDA2026 or by calling the technical support phone number listed on the above-mentioned website.
Submitting questions at the Annual Meeting
If you wish to submit a question during the Annual Meeting, you may log into, and submit a question on, the virtual meeting platform at www.virtualshareholdermeeting.com/TRDA2026, by entering your 16-digit control number and following the instructions there.
Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. Please review the Annual Meeting’s Rules of Conduct for details. The Annual Meeting’s Rules of Conduct will be available on www.virtualshareholdermeeting.com/TRDA2026 prior to the Annual Meeting.
Annual Meeting technical assistance
Prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
How do I revoke my proxy?
If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I vote?” section above before the applicable deadline, (ii) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (iii) by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate

Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Entrada Therapeutics, Inc., One Design Center Place, Suite 17-500, Boston, MA 02210, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws (the “bylaws”) provide that a majority of the outstanding shares entitled to vote, present in person or by remote communication, if applicable, or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the Annual Meeting.
Shares held of record by stockholders or brokers, bankers or other nominees who do not return signed and dated proxy cards or attend the Annual Meeting virtually will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Abstentions, votes withheld, and broker non-votes, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Votes cast by proxy or online at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR, AGAINST and WITHHELD, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Fourth Amended and Restated Certificate of Incorporation, as amended (the “certificate of incorporation”) or bylaws. Votes withheld, abstentions and broker “non-votes” are not included in the tabulation of the voting results with respect to any such proposal and, therefore, do not have an impact on such proposals.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock

Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. Proposals No. 1, 3 and 4 are considered to be “non-routine” items, or “non-discretionary” items, thus your broker, bank or other agent may not vote your shares on Proposals No. 1, 3 or 4 in the absence of your voting instructions. If you do not instruct your broker, bank or other agent on how to vote with respect to these proposals, those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a “routine” item, or a “discretionary” item, and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion.
Our certificate of incorporation and bylaws do not provide for cumulative voting in the election of directors. Under our bylaws, directors are elected by plurality vote. This means that the two director nominees receiving the highest number of affirmative votes properly cast will be elected as directors. You may vote for all of the director nominees, withhold authority to vote your shares for all of the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of the nominees. Broker non-votes will have no effect on the election of those nominees.
To elect our directors and approve the other proposals being considered at the Annual Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
Election of Directors	Plurality	No
Ratification of Independent Registered Public Accounting Firm	Majority	Yes
Approval of Amendment No. 1 to 2021 Stock Option and Incentive Plan	Majority	No
Approval of Amendment No. 1 to 2021 Employee Stock Purchase Plan	Majority	No

“Discretionary Voting Permitted” means that brokers will have discretionary voting authority with respect to shares held in “street name” for their clients, even if the broker does not receive voting instructions from their client.
“Majority” means a majority of the votes properly cast for and against such matter.
“Plurality” means a plurality of the votes properly cast on such matter. For the election of directors, the two nominees receiving the highest number of affirmative votes properly cast will be elected as directors.
Who pays the cost for soliciting proxies?
Our board of directors is making this solicitation. We will pay the entire cost of preparing and distributing the Notice and our Proxy Materials and soliciting votes, including the cost of hosting the virtual Annual Meeting. If you choose to access the Proxy Materials or vote over the

Internet or by telephone, you are responsible for any Internet access or telephone charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

How may stockholders submit matters for consideration at an annual meeting?
Any stockholder who meets the requirements or the proxy rules under the Exchange Act and under our bylaws and certificate of incorporation, may submit proposals to our board of directors to be presented at the 2027 Annual Meeting of stockholders.
Under our certificate of incorporation and bylaws, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices at the address set forth above not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be timely under these provisions, the stockholder’s notice must be received no earlier than February 10, 2027, and no later than March 12, 2027. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2027 must also satisfy the requirements or proxy rules under the Exchange Act. Such proposals must comply with Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at our principal executive offices at the address set forth above no later than December 25, 2026 in order to be considered for inclusion in the Proxy Materials to be disseminated by our board of directors for the 2027 Annual Meeting of stockholders. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send Proxy Materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after March 12, 2027.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Stockholder proposals and the required notice should be addressed to our Corporate Secretary at our principal executive offices at the address set forth above. We also encourage you to submit any such proposals via email to investors@entradatx.com.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K (“Form 8-K”) to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our board of directors currently consists of seven members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•the Class I directors are Dipal Doshi, Kush M. Parmar, M.D., Ph.D. and Mary Thistle, and their terms will expire at the annual meeting of stockholders to be held in 2028;
•the Class II directors are Peter S. Kim, Ph.D. and Bernhardt Zeiher, M.D., and their terms will expire at the Annual Meeting; and
•the Class III directors are Gina Chapman and Maha Radhakrishnan, M.D., and their terms will expire at the annual meeting of stockholders to be held in 2027.
Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.
Our board of directors has nominated Peter S. Kim, Ph.D. and Bernhardt Zeiher, M.D. for election as the Class II directors at the Annual Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.
Our board of directors has adopted the Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, which provide that, in evaluating a director candidate, our nominating and corporate governance committee will consider a candidate’s character, integrity, judgment, background, perspective and experience, independence, skills, education, expertise, conflicts of interest, among other factors.
In addition to the information presented below regarding each of the nominee’s and continuing director’s specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that they should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors.

Nominees for Election as Class II Directors
The following table identifies our director nominees and sets forth their principal occupation and business experience during the last five years and their ages as of April 13, 2026.

Name	Positions and Offices Held with Entrada	Director Since	Age
Peter S. Kim, Ph.D.	Director	2020	67
Bernhardt Zeiher, M.D.	Director	2023	62

Peter S. Kim, Ph.D., has served as a member of our board of directors since December 2020. Since 2014, Dr. Kim is the Virginia & D.K. Ludwig Professor of Biochemistry at Stanford University School of Medicine and an Institute Scholar of Stanford ChEM-H. Prior to his current role in academia, he was President of Merck Research Laboratories from 2003 to 2013 and oversaw development of more than 20 new medicines and vaccines, including JANUVIA, the first DPP 4 inhibitor for type 2 diabetes; GARDASIL, the first vaccine for the prevention of cervical cancer; ISENTRESS, the first HIV-1 integrase inhibitor; ZOSTAVAX, the first vaccine for the prevention of shingles; and KEYTRUDA, the first FDA approved PD -1 immune checkpoint inhibitor for the treatment of cancer. Earlier, he was Professor of Biology at MIT, Member of the Whitehead Institute and an HHMI Investigator, where he discovered a salient component of how proteins cause viral membranes to fuse with cells, designed novel compounds to stop membrane fusion by HIV-1, and pioneered efforts to create an AIDS vaccine based on similar principles. He is a member of the National Academy of Sciences, the National Academy of Medicine and the National Academy of Engineering. Dr. Kim received a B.A. in Chemistry from Cornell University and a Ph.D. in Biochemistry from Stanford University. We believe that Dr. Kim is qualified to serve as a member of our board of directors because of his scientific background and his extensive experience in the life sciences industry.
Bernhardt Zeiher, M.D., has served as a member of our board of directors since April 2023. Dr. Zeiher previously held senior leadership positions at Astellas Pharma Inc. (“Astellas Pharma”), a publicly traded global pharmaceutical company, including as Chief Medical Officer from April 2019 to 2022; Chief Medical Officer and President of Development from April 2018 to April 2019; and President of Development from 2015 to April 2018. Prior to joining Astellas Pharma, Dr. Zeiher held various leadership positions at Pfizer, Inc. (“Pfizer”), a global pharmaceutical company, including Vice President, Inflammation Disease Area Lead from 2009 to 2010 and Executive Director, Inflammation and Pain Clinical Development from 2006 to 2009. Before joining Pfizer, Dr. Zeiher held various leadership positions at Eli Lilly and Company, a global pharmaceutical company, including Medical Director from 2002 to 2005 and Head, Critical Care Clinical Research from 2001 to 2002. Dr. Zeiher also worked as an Associate Medical Director at Merck & Co. Inc. from 1998 to 2000. In addition to his leadership roles in the pharmaceutical industry, Dr. Zeiher also has served as a member of the boards of directors of Amylyx Pharmaceuticals, Inc., a publicly traded clinical-stage biopharmaceutical company, since March 2024 and Abeona Therapeutics Inc., a publicly traded clinical-stage biopharmaceutical company, since August 2024. Previously, Dr. Zeiher served as a member of the boards of directors for TransCelerate BioPharma Inc. from 2014 to 2022 and the Biotechnology Innovation Organization from 2019 to 2021. Dr. Zeiher received a B.S. in Biology from the University of Toledo, earned his Doctor of Medicine at the Case Western Reserve University School of Medicine, and completed an internal medicine residency at University Hospitals of Cleveland as well as a fellowship in Pulmonary and Critical Care Medicine at University of Iowa Hospitals and Clinics. He is also a Fellow in the American College of Physicians and the American College of Chest Physicians. We believe that Dr. Zeiher is qualified to serve on our board of directors due to his experience as a senior executive in the pharmaceutical industry, as well as his service on the boards of directors of several organizations.
The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.
Vote Required and Board of Directors’ Recommendation
For Proposal No. 1, the two director nominees receiving the highest number of affirmative votes properly cast, submitted in person or by proxy, will be elected as directors. Shares voting “withheld”, and broker non-votes have no effect on the election of directors.
The board of directors recommends voting “FOR” the election of Peter S. Kim, Ph.D. and Bernhardt Zeiher, M.D. as the Class II directors, to each serve for a three-year term ending at the annual meeting of stockholders to be held in 2029.
Directors Continuing in Office
The following table identifies our continuing directors and sets forth their principal occupation and business experience during the last five years and their ages as of April 13, 2026.

Name	Position and Offices Held with Entrada	Director Since	Class and Year in Which Term Will Expire	Age
Dipal Doshi	Chief Executive Officer, Director	2017	Class I – 2028	50
Kush M. Parmar, M.D., Ph.D.	Board Chairman, Director	2016	Class I – 2028	45
Mary Thistle	Director	2021	Class I – 2028	66
Gina Chapman	Director	2023	Class III – 2027	58
Maha Radhakrishnan, M.D.	Director	2025	Class III – 2027	56

Class I Directors (Terms Expire at 2028 Annual Meeting)
Dipal Doshi, has served as our Chief Executive Officer and as a member of our board of directors since August 2017, and as our President from August 2017 to January 2024. Prior to joining us, from July 2014 to August 2017, Mr. Doshi served as Chief Business Officer at Amicus Therapeutics Inc., a publicly traded global biotechnology company focused on rare diseases, where he led the company’s business and corporate development, global strategy, new product planning and commercial planning functions. Previously, from 2008 to 2013, Mr. Doshi served as Senior Vice President at a New York-based healthcare private equity fund. From 2005 to 2008, Mr. Doshi held corporate development and operating roles at Catalent Pharma Solutions (now Catalent, Inc.). He was also a member of Merrill Lynch’s Investment Banking Group. Mr. Doshi has served on the boards of directors of the Biotechnology Innovation Organization (BIO), the world's largest biotechnology advocacy organization representing biotech companies, industry leaders, and U.S. state biotech associations, since March 2026, Azenta, Inc., a publicly traded global provider of life sciences solutions, since January 2025, and āshibio, Inc., a privately held, clinical-stage biotechnology company, since September 2024. He is also a Fellow of the Aspen Institute and on the board of advisors of Life Science Cares Boston. Mr. Doshi received his M.B.A. from The Wharton School of the University of Pennsylvania and his B.A. from Rutgers University. We believe that Mr. Doshi is qualified to serve on our board of directors because of his considerable qualifications, attributes and skills, including his experience in leadership roles in the biopharmaceutical industry.
Kush M. Parmar, M.D., Ph.D., has served as a member of our board of directors since October 2016 and, as Chairman since December 2020. Dr. Parmar is a Managing Partner at 5AM Ventures, an early-stage venture capital firm focused on the life sciences, where he has been employed since 2010. Prior to 5AM Ventures, Dr. Parmar was at Harvard Medical School, where he was an NIH-sponsored M.D./Ph.D. Physician Scientist Fellow in the Harvard-MIT Health Sciences and Technology Program. He completed clinical clerkships at the Massachusetts General & Brigham and Women’s Hospitals. At Princeton University, Dr. Parmar worked on developmental genetics with Eric F. Wieschaus (Nobel Prize in Medicine in 1995). Dr. Parmar currently serves as a director on the boards of multiple private biotechnology companies including: Ensoma, Inc., GlycoEra AG, Precede Biosciences, Inc., and ProLynx, Inc., as well as Syngene International Ltd., an integrated research, development, and manufacturing services company. Dr. Parmar previously served as a director on the boards of 5:01 Acquisition Corp., a publicly traded special purpose acquisition company, from September 2020 to October 2022, Akouos, Inc. (acquired by Eli Lilly and Company), a publicly traded precision genetic medicine company, from October 2017 to December 2022, Arvinas, Inc. from July 2013 to November 2019, Audentes Therapeutics, Inc. (acquired by Astellas Pharma Inc.), from July 2013 to November 2018, Homology Medicines, Inc. (acquired by Q32 Bio Inc.), a publicly traded genetic medicines company, from March 2015 to September 2022, Rallybio Corporation, a publicly traded biotechnology company, from April 2018 to October 2024, scPharmaceuticals, Inc., from March 2014 to July 2018, and Vor Biopharma, Inc., a publicly traded cell therapy company, from July 2020 to April 2023. Dr. Parmar currently serves on the Advisory Boards of Harvard Medical School, Penn Medicine, Princeton University’s Department of Molecular Biology, the Grace Science Foundation, and is a Fellow of the Society of Kauffman Fellows. He holds an A.B. in Molecular Biology and Medieval Studies from Princeton University, a Ph.D. in Experimental Pathology from Harvard University and an M.D. from Harvard Medical School. We believe that Dr. Parmar’s experience in the life sciences industry, his experience as a venture capitalist and senior executive, as well as his service on the boards of directors of numerous companies provide him with the qualifications to serve as a director of our company.

Mary Thistle, has served as a member of our board of directors since May 2021. Previously, Ms. Thistle served as Chief of Staff from 2018 to 2020 and Special Advisor from 2020 to 2022 to the Bill & Melinda Gates Medical Research Institute, a non-profit biotech organization. Prior to this, she held senior leadership positions at Dimension Therapeutics, Inc., a gene therapy company, including Chief Operating Officer from 2016 to 2017 and Chief Business Officer from 2015 to 2016. Prior to joining Dimension Therapeutics, Inc., Ms. Thistle held various leadership positions at Cubist Pharmaceuticals, Inc., a biopharmaceutical company, including Senior Vice President, Business Development from 2014 to 2015, Vice President, Business Development from 2012 to 2013 and Senior Director, Business Development from 2009 to 2012. Ms. Thistle currently serves as a member of the boards of directors of Atkis Oncology, Inc., a publicly traded biotechnology company, Cullinan Therapeutics, Inc., a publicly traded biotechnology company, Q32 Bio Inc. (formerly Homology Medicines, Inc.), a publicly traded biotechnology company, as well as on the board of a private company. Ms. Thistle previously served on the board of directors of Vigil Neuroscience, Inc., a publicly traded biopharmaceutical company, from April 2022 to August 2025 and Alaunos Therapeutics, Inc. (formerly known as Ziopharm Oncology, Inc.), a publicly traded biopharmaceutical company, from November 2020 to December 2023. Ms. Thistle received a B.S. in Accounting from the University of Massachusetts. We believe that Ms. Thistle is qualified to serve on our board of directors due to her finance background and industry experience.

Class III Directors (Terms Expire at 2027 Annual Meeting)
Gina Chapman, has served as a member of our board of directors since September 2023. Ms. Chapman served as the President and Chief Executive Officer and as a member of the board of directors of CARGO Therapeutics, Inc. (“CARGO”), a publicly traded clinical-stage biotechnology company, from May 2022 to May 2025. Prior to joining CARGO, Ms. Chapman spent 15 years at Genentech, Inc., a privately held biotechnology company and member of the Roche Group, where she held a number of roles of increasing responsibility. Most recently, from September 2021 to April 2022, Ms. Chapman served as Senior Vice President and Business Unit Head, Specialty and Chronic Care, and from April 2020 to November 2021, as Senior Vice President and Oncology/Hematology Business Unit Head. From May 2019 to April 2020, Ms. Chapman served as Vice President and Franchise Head for Avastin, Herceptin, and Rituxan, and from August 2018 to April 2019, as Vice President and Franchise Head for Hemophilia and Bleeding Disorders. Ms. Chapman began her career with Syntex Laboratories, Inc. and later joined Gilead Sciences, Inc., where she was responsible for the launch of the company’s first commercial medicine. Ms. Chapman received a B.A. with honors in Economics and Sociology from the University of California, Santa Barbara. We believe that Ms. Chapman is qualified to serve on our board of directors due to her extensive experience as a senior executive in the biopharmaceutical industry across numerous therapeutic areas.
Maha Radhakrishnan, M.D., has served as a member of our board of directors since June 2025. Since August 2024, Dr. Radhakrishnan has served as Executive Partner at Sofinnova Investments, a therapeutics-focused investment firm, where she leads in-depth diligence across clinical-ready assets in multiple therapeutic areas and provides expertise to portfolio companies in areas including product development and commercialization. From January 2020 to March 2024, Dr. Radhakrishnan served as Group Senior Vice President and Chief Medical Officer at Biogen, where she was responsible for the worldwide medical function. Prior to Biogen, she served as Senior Vice President and Global Head of Medical, Primary Care Business Unit at Sanofi. Previously, she held several leadership roles at Bioverativ (acquired by Sanofi), Bristol Myers Squibb, UnitedHealth Group and Cephalon (acquired by Teva Pharmaceuticals). In addition to her leadership roles in the pharmaceutical industry, Dr. Radhakrishnan also currently serves as a member of the boards of directors of Candel Therapeutics, Inc., a publicly traded biotechnology company, since June 2025 and Claris Biotherapeutics, Inc., a privately held biotechnology company, since December 2025, and she has also served as a board observer for Marea Therapeutics, Inc., a privately held biotechnology company, since January 2025. Dr. Radhakrishnan received her M.D. in Internal Medicine with honors from the People’s Friendship University in Moscow, Russia, as well as a Master's degree in the Russian language. We believe that Dr. Radhakrishnan is qualified to serve on our board of directors due to her extensive background in the life sciences industry, including with product development and commercialization.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of ours. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.
Executive Officers Who Are Not Directors
The following table identifies our executive officers who are not directors and sets forth their current positions at Entrada and their ages as of April 13, 2026.

Name	Position and Offices Held with Entrada	Officer Since	Age
Nathan J. Dowden	President and Chief Operating Officer	2019	56
Natarajan Sethuraman, Ph.D.	President of Research and Development	2017	64
Kory Wentworth	Chief Financial Officer	2020	47

Nathan J. Dowden, has served as our President since January 2024, and our Chief Operating Officer since November 2019. Prior to joining us, from April 2016 to October 2019, Mr. Dowden was Senior Vice President of Corporate Development at Rubius Therapeutics, Inc. (“Rubius”), a publicly traded biopharmaceutical company, where he helped develop and integrate the company’s technology, capital formation and communication strategy in support of the organization’s evolution from Series A to public listing, and from discovery to clinical stage status. Prior to Rubius, from January 2014 to April 2016, Mr. Dowden served as Managing Director at the Huron Consulting Group Inc. (“Huron”), a publicly traded management consulting firm. He joined Huron after having served as Managing Director of The Frankel Group LLC (acquired by Huron) for 16 years. Mr. Dowden received a B.S. in Finance from the University of Connecticut and an M.B.A. in Finance and Marketing from the University of Chicago Booth School of Business.

Natarajan Sethuraman, Ph.D., has served as our President of Research and Development since September 2024, and previously served as our Chief Scientific Officer from September 2017 to September 2024 and as a consultant from October 2016 to August 2017. Prior to joining us, from August 2012 to July 2016, Dr. Sethuraman was Executive Director and the GlycoFi Site Head at Merck, a publicly traded multinational pharmaceutical company, and previously served as Senior Director from August 2006 to July 2012. At Merck, Dr. Sethuraman was responsible for the development of GlycoFi’s glyco-engineered platform for differentiated biologics and was an integral member of the Biologics Discovery leadership team at Merck Research Laboratories which set the strategy and prioritization of all Merck biologics. Dr. Sethuraman received a B.S. in Agriculture from the Tamil Nadu Agricultural University, an M.Sc. in Entomology and Biochemistry and a Ph.D. in Entomology, Molecular Biology and Biochemistry from the Indian Agricultural Research Institute. He received his post-doctoral training at Duke University where he worked on the elucidation of the termination of DNA replication in E. coli.
Kory Wentworth, has served as our Chief Financial Officer and Treasurer since November 2020. Prior to joining us, Mr. Wentworth was Vice President of Finance and Treasurer at bluebird bio, Inc., a publicly traded biotechnology company, from December 2017 to October 2020, where he led the accounting, tax, treasury, finance operations and reporting functions and was responsible for building a global finance team, and held senior finance and accounting positions at Alexion Pharmaceuticals Inc., a publicly traded pharmaceutical company, from December 2008 to December 2017, most recently as Executive Director and Corporate Controller. Earlier in his career, Mr. Wentworth held multiple consulting roles in PricewaterhouseCoopers LLP’s assurance and business advisory practice. Mr. Wentworth received a B.S. in Accounting from Susquehanna University and is a Certified Public Accountant.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.
There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Entrada’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Ernst & Young LLP has served as Entrada’s independent registered public accounting firm since 2021.
The audit committee is solely responsible for selecting Entrada’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint Ernst & Young LLP as Entrada’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Entrada and its stockholders.
A representative of Ernst & Young LLP is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
Entrada incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2025 and 2024.

Fee Category	Fiscal Year 2025 ($)	Fiscal Year 2024 ($)
Audit Fees(1)	701,624	676,577
Audit-Related Fees(2)	—	—
Tax Fees(3)	27,922	—
All Other Fees(4)	—	—
Total Fees	729,546	676,577

(1)    Audit fees consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, and consultations on accounting matters directly related to the audit.
(2)    Audit-related fees consist of fees for services that are reasonably related to the performance of the audit or review of our financial statements. There were no audit-related fees incurred in fiscal years 2025 or 2024.
(3)    Tax fees consist of fees for tax compliance, advice and tax services.
(4)    There were no other fees incurred in fiscal years 2025 or 2024.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During our 2025 and 2024 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of the votes cast FOR Proposal No. 2 is required to ratify the appointment of our independent public accountant. Abstentions will have no effect on the results of this vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as Entrada’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL NO. 3 — TO APPROVE THE AMENDMENT NO. 1 TO THE COMPANY'S 2021 STOCK OPTION AND INCENTIVE PLAN

Background and Reasons for the Proposed Amendment

On March 26, 2026, as discussed with and supported by our compensation committee, our board of directors approved the Amendment No. 1 to the Entrada Therapeutics, Inc. 2021 Stock Option and Incentive Plan (the “2021 Plan” and, as amended, the “Amended Plan”), subject to approval from our shareholders at the Annual Meeting. The Amended Plan will amend the evergreen provision to provide that the Company’s outstanding pre-funded warrants shall be added to the total number of shares of common stock that are issued and outstanding as of each December 31 to which the evergreen formula will be applied for purposes of calculating the annual increase (the “2021 Plan Amendment”). The 2021 Plan Amendment is the only proposed change under Amendment No. 1 to the 2021 Plan.

We operate in a competitive market and new hire and annual equity grants are essential in helping us attract and retain talented individuals. Our compensation committee and the board of directors believe our stock-based compensation programs enable us to maintain our competitive position regarding recruiting and retaining highly skilled and engaged personnel. We also believe that stock options are a key element of our stock-based compensation program.

In order for us to continue to leverage equity grants in a similar manner as part of our recruiting and retention strategy, we would like to include pre-funded warrants in calculating the total number of shares of common stock that are issued and outstanding. The current evergreen provision calculation is based solely on shares of common stock that are issued and outstanding. The 2021 Plan Amendment would not be effective for this past year and would only affect future annual increases to our share reserve.

In June 2024, we completed a registered direct offering of our common stock and in lieu of common stock to certain investors, pre-funded warrants to purchase shares of our common stock. By issuing pre-funded warrants, we increased the funds available to progress our research and clinical candidates without increasing the outstanding shares. As a result of issuing pre-funded warrants, which do not increase the outstanding shares available, the shares available annually under the evergreen provision did not increase proportionally. We are seeking to remedy this so we have a proportional amount of available shares in our equity-based compensation program to attract and retain talented individuals.

For illustrative purposes, as of April 13, 2026, we had 38,820,616 shares of common stock that were issued and outstanding and 3,367,003 pre-funded warrants outstanding. Assuming these are the shares of common stock and pre-funded warrants outstanding on January 1, 2027, under the 2021 Plan’s current evergreen provision, we would be able to authorize an additional 1,552,824 shares for issuance. Under the same scenario, but with the 2021 Plan Amendment’s evergreen provision, we would be able to authorize an additional 134,680 shares for issuance, resulting in an increase of 1,687,504 shares, or approximately 4.00% of our total capitalization. If shareholders approve the 2021 Plan Amendment, the share reserve will increase with any future shares added pursuant to the Amended Plan’s “evergreen” provision until the Amended Plan’s expiration in October 2031.

We believe that this proposal to amend the evergreen provision is within the spirit of the 2021 Plan. Our board of directors and compensation committee, with the guidance of a nationally recognized independent compensation consultant firm, have determined that the inclusion of pre-funded warrants in calculating the total number of shares of common stock that are issued and outstanding on each December 31 for purposes of calculating the annual increase is reasonable based on our modeling and does not represent an excess number of shares. In addition, our compensation committee determined the size of the reserved pool under the Amended Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that many of our institutional investors would likely find acceptable. The pre-funded warrants, if included, would allow us to have a number of shares in our 2021 Plan reserve that are comparable in size to similarly-situated companies that do not have these pre-funded warrants outstanding.

We anticipate that if our request to amend the evergreen provision is approved by our shareholders, it will better position us to provide equity incentives to attract, retain, and motivate employees for at least the next several years. If our shareholders do not approve the 2021 Plan Amendment, our plans to operate our business may be materially impacted because we otherwise may not have sufficient shares available under our 2021 Plan to attract and retain new employees or to motivate and retain our existing employees in the future. This could require us to offer a different mix of equity and cash-based incentives as well as annual cash incentive bonus plans rather than relying heavily on equity awards to compete for talent. We believe that the alternatives to our current compensation program would not have significant long-term retention value and would not serve to align our employees’ interests as closely with those of our shareholders in the absence of equity incentives. As we scale our growth to progress our research and clinical candidates, we want to continue a culture of ownership that aligns directly with our mission and values.

Summary of the Amended Plan

The following description of certain features of the Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2021 Plan, as amended, which is attached hereto as Appendix A.

Plan Limits. The Amended Plan provides a limit as to the maximum number of shares that may be issued.

•3,902,672 shares of common stock were previously authorized for issuance pursuant to awards under the 2021 Plan, plus the number of shares available for issuance under the 2021 Plan were subject to an annual increase on each January 1, beginning on January 1, 2022, by a number of shares equal to the lesser of (A) 4% of the shares of common stock outstanding as of the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the compensation committee (the “Evergreen Increase”).

•The 2021 Plan Amendment treats, for the purposes of the Evergreen Increase, outstanding pre-funded warrants as outstanding common stock such that on the first day of each calendar year beginning on January 1, 2027 and ending on and including January 1, 2031, the number of shares of common stock reserved for issuance under the 2021 Plan will increase by the lesser of (A) 4% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants, in each case, as of the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the compensation committee.

If our capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the Amended Plan will be appropriately adjusted. On April 22, 2026, the closing price of our common stock on the Nasdaq Global Market (“Nasdaq”) was $13.05 per share.

Administration. The Amended Plan will be administered by either our board of directors, or our compensation committee, or a similar committee performing the functions of the compensation committee and which is comprised of not less than two directors who are independent (the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan. The Administrator may delegate to a committee consisting of one or more officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility; Plan Limits. All employees, non-employee directors and consultants are eligible to participate in the Amended Plan, subject to the discretion of the Administrator. As of April 13, 2026, approximately 176 individuals would have been eligible to participate in the Amended Plan had it been effective on such date, which includes 4 executive officers, 147 employees who are not executive officers, 6 non-employee directors and 19 consultants. There are certain limits on the value of awards that may be granted under the Amended Plan. For example, awards are subject to federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Director Compensation Limit. The Amended Plan provides that the value of all awards awarded under the Amended Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $750,000, provided, however, that such amount shall be $1,200,000 for the calendar year in which the applicable non-employee director is initially elected or appointed to our board of directors.

Stock Options. The Amended Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Administrator. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of common stock on Nasdaq. The exercise price of an option may not be reduced after the date of the option grant without shareholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Administrator may award shares of common stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued

employment with the Company through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).

Restricted Stock Units. The Administrator may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Administrator may also grant (or sell at par value or such higher purchase price determined by the Administrator) shares of common stock that are free from any restrictions under the Amended Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award of Restricted Stock Units or as a freestanding award, and may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Administrator may grant cash bonuses under the Amended Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Change of Control Provisions. In the event of a “sale event,” as defined in the Amended Plan, awards under the Amended Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided in the relevant award certificate, upon the effective time of the sale event, all awards with time-based conditions will become vested and exercisable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Administrator’s discretion or to the extent specified in the relevant award certificate. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). The Company shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

Adjustments for Stock Dividends, Stock Splits, Etc. The Amended Plan requires the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the Amended Plan, to certain limits in the Amended Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the Amended Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Administrator may require that tax withholding obligations satisfied by withholding shares of common stock to be issued pursuant to exercise or vesting. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

Amendments and Termination. The board of directors may at any time amend or discontinue the Amended Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding stock options or stock appreciation rights to effect the repricing of such awards or re-grant or cancel stock options or stock appreciation rights in exchange for other awards. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of the Amended Plan will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan. Amendment No. 1 to the 2021 Plan was approved by our board of directors on March 26, 2026. Awards of incentive options may be granted under the Amended Plan until September 30, 2031. No other awards may be granted under the Amended Plan after the date that is ten years from the date the Amended Plan was effective.

New Plan Benefits

Because the grant of awards under the Amended Plan is within the discretion of the Administrator, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended Plan.

Plan Benefits

The table below shows, as to the listed individuals and specified groups, the aggregate benefits received under the 2021 Plan, since its inception through April 13, 2026.

Name	Number of Options (#)	Number of RSUs and PSUs (#)
Dipal Doshi	1,147,471	604,975
Chief Executive Officer
Natarajan Sethuraman	631,727	286,482
President of Research and Development
Nathan Dowden	463,611	284,995
President and Chief Operating Officer
All executive officers as a group	2,242,809	1,176,452
All current directors who are not executive officers as a group	518,918	—
Each nominee for election as a director	—	—
Each associate of any executive officers, current directors or director nominees	—	—
Each other person who received or is to receive 5% of awards	390,769	—
All employees, excluding executive officers, as a group	3,216,085	4,233,325

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended Plan. It does not describe all federal tax consequences under the Amended Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the Amended Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the Amended Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Equity Compensation Plan Information

See above under the heading “Equity Compensation Plan Information” for information as of December 31, 2025 regarding shares of common stock that may be issued under our equity compensation plans.

Vote Required and Board of Directors’ Recommendation

For Proposal No. 3, the affirmative vote of holders of a majority of the shares outstanding and entitled to vote as of the record date is required to approve the Amendment No. 1 to the 2021 Plan. Abstentions and broker non-votes have no effect on the approval of the Amendment No. 1 to the 2021 Plan.

The board of directors recommends voting “FOR” Proposal No. 3 to approve the Amendment No. 1 to the Company’s 2021 Stock Option and Incentive Plan.

PROPOSAL NO. 4 — TO APPROVE THE AMENDMENT NO. 1 TO THE COMPANY'S 2021 EMPLOYEE STOCK PURCHASE PLAN

Background and Reasons for the Proposed Amendment

On March 26, 2026, as discussed with and supported by our compensation committee, our board of directors approved Amendment No. 1 to the Entrada Therapeutics, Inc. 2021 Employee Stock Purchase Plan (the “ESPP” and, as amended, the “Amended ESPP”), subject to approval from our shareholders at the Annual Meeting. The Amended ESPP will amend the evergreen provision to provide that the Company’s outstanding pre-funded warrants shall be added to the total number of shares of common stock that are issued and outstanding as of each December 31 to which the evergreen formula will be applied for purposes of calculating the annual increase (the “ESPP Amendment”). The ESPP Amendment is the only proposed change under Amendment No. 1 to the ESPP.

Summary of the ESPP

The following description of certain features of the Amended ESPP is intended to be a summary only. The summary is qualified in its entirety by the full text of the ESPP, as amended, which is attached hereto as Appendix B. It is our intention that the Amended ESPP qualify as an “employee stock purchase plan” under Section 423 of the Code.

Plan Limits. The Amended ESPP provides a limit as to the maximum number of shares that may be issued.

•278,762 shares of common stock were previously authorized for issuance pursuant to awards under the ESPP, plus the number of shares available for issuance under the ESPP were subject to an annual increase on each January 1, beginning on January 1, 2022, by a number of shares equal to the least of (A) 557,524 shares of common stock, (B) 1% of the shares of common stock outstanding as of the last day of the immediately preceding fiscal year, or (C) such smaller number of shares of common stock as determined by the compensation committee (the “ESPP Evergreen Increase”).

•The ESPP Amendment treats, for the purposes of the ESPP Evergreen Increase, outstanding pre-funded warrants as outstanding common stock such that on the first day of each calendar year beginning on January 1, 2027 and ending on and including January 1, 2031, the number of shares of common stock reserved for issuance under the 2021 Plan will increase by the least of (A) 557,524 shares of common stock, (B) 1% of the shares of common stock outstanding as of the last day of the immediately preceding fiscal year, or (C) such smaller number of shares of common stock as determined by the compensation committee.

If our capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the Amended ESPP will be appropriately adjusted. On April 22, 2026, the closing price of our common stock on the Nasdaq was $13.05 per share.

Plan Administration. The Amended ESPP will be administered by the compensation committee, which will have full authority to make, administer and interpret such rules and regulations regarding the Amended ESPP as it deems advisable.

Eligibility. All individuals classified as employees on the payroll records of the Company or the Designated Subsidiaries (as defined in the Amended ESPP) as of the first day of the applicable offering period (the “Offering Date”) are eligible to participate in the Amended ESPP provided that, as of the Offering Date, (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week (or such lesser number of hours per week as the Administrator shall determine in advance of an Offering) and have completed such period of service prior to the Offering Date as the Administrator determines (but in no event will the required period of continuous service be equal to or greater than two years). The Administrator may also exclude certain “highly compensated employees” of the Company or a Designated Subsidiary. No person who owns or holds, or as a result of participation in the Amended ESPP would own or hold, common stock or options to purchase common stock, that together equal 5% or more of our total outstanding common stock is entitled to participate in the Amended ESPP. No employee may exercise an option granted under the Amended ESPP that permits the employee to purchase common stock having a value of more than $25,000 (determined using the fair market value of the common stock at the time such option is granted) in any calendar year.

Participation; Payroll Deductions. Participation in the Amended ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage or amount of base pay to the Amended ESPP. Employees may authorize payroll deductions, with a minimum of 1% of base pay and a maximum of 15% of base pay or such other minimum or maximum as may be specified by the Administrator in advance of an offering. As of April 13, 2026, there are approximately 135 employees who would be eligible to participate in the Amended ESPP. Once an employee becomes a participant in the Amended ESPP, that employee will automatically participate in successive offering periods (as described below) and purchases will continue at the same percentage of compensation until that employee files a new enrollment form, withdraws from the Amended ESPP or becomes ineligible to participate in the Amended ESPP.

Offering Periods. The Company may make one or more offerings under Amended ESPP, consisting of one or more purchase periods. Shares are purchased on the last business day of each offering period, with that day being referred to as an “exercise date.” The Administrator may establish different offering periods or exercise dates under the Amended ESPP, provided that no offering period shall exceed 27 months in duration.

Exercise Price. On the Offering Date for an offering period, employees participating in that offering period will receive an option to purchase shares of our common stock. On the exercise date of each offering period, the employee is deemed to have exercised the option, at the exercise price, to the extent of accumulated payroll deductions. The option exercise price is equal to the lesser of  (1) 85% the fair market value per share of our common stock on the first day of the offering period or (2) 85% of the fair market value per share of our common stock on the exercise date. Subject to certain limitations, the number of shares of our common stock a participant purchases in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during the offering period by the option exercise price; provided that the maximum value of common stock that may be issued to any employee under the Amended ESPP in any offering period is $25,000 (valued as of the Offering Date) or such other lesser number of shares as determined by the Administrator from time to time. In general, if an employee is no longer a participant on an exercise date, the employee’s option will be automatically terminated, and the amount of the employee’s accumulated payroll deductions will be refunded.

Terms of Participation. Except as may be permitted by the Administrator in advance of an offering, a participant may not increase or decrease the amount of his or her payroll deductions during any offering period but may increase or decrease his or her payroll deduction with respect to the next offering period by filing a new enrollment form by such deadline as shall be established by the Administrator for the offering period. A participant may withdraw from an offering period by giving written notice to the Company or an agent designated by the Company in a form acceptable to the Administrator. A participant’s withdrawal will be effective as the next business day. If a participant withdraws from an offering period, that participant may not again participate in the same offering period, but may enroll in subsequent offering periods.

Term; Amendments and Termination. The ESPP will continue until terminated by the Board. The Board may, in its discretion, at any time, terminate or amend the ESPP. Upon termination of the ESPP, all amounts in the accounts of participating employees will be refunded. The ESPP will automatically terminate on October 27, 2031.

New Plan Benefits

Participation in the Amended ESPP is voluntary and each eligible employee makes his or her own decision whether and to what extent to participate in the Amended ESPP. Accordingly, we cannot currently determine the benefits or number of shares that will be received in the future by individual employees or groups of employees under the Amended ESPP. Our non-employee directors are not eligible to participate in the Amended ESPP.

Plan Benefits

The table below shows, as to the listed individuals and specified groups, the aggregate number of shares of common stock purchased under the Purchase Plan, since its inception through April 13, 2026.

Name	Number of Shares of Common Stock Purchased
Dipal Doshi	—
Chief Executive Officer
Natarajan Sethuraman	—
President of Research and Development
Nathan Dowden	—
President and Chief Operating Officer
All executive officers as a group	—
All current directors who are not executive officers as a group	—
Each nominee for election as a director	—
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, excluding executive officers, as a group	186,171

Summary of Federal Income Tax Consequences

The following is only a summary of the effect of the U.S. income tax laws and regulations upon an employee and the Company with respect to an employee’s participation in the Section 423 component of the Amended ESPP. This summary does not purport to be a complete description of all federal tax implications of participation in the Amended ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.

A participant in the Amended ESPP recognizes no taxable income either as a result of participation in the Amended ESPP or upon exercise of an option to purchase shares of our common stock under the terms of the Amended ESPP.

If a participant disposes of shares purchased upon exercise of an option granted under the Amended ESPP within two years from the first day of the applicable offering period or within one year from the exercise date, which we refer to as a “disqualifying disposition,” the participant will realize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, or short-term if the participant’s holding period is 12 months or less.

If the participant disposes of shares purchased upon exercise of an option granted under the Amended ESPP at least two years after the first day of the applicable offering period and at least one year after the exercise date, the participant will realize ordinary income in the year of disposition equal to the lesser of  (1) 15% of the fair market value of the common stock on the first day of the offering period in which the shares were purchased and (2) the excess of the amount actually received for the common stock over the amount paid. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

We are generally entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. In all other cases, we are not allowed a deduction.

Vote Required and Board of Directors’ Recommendation

For Proposal No. 4, the affirmative vote of holders of a majority of the shares outstanding and entitled to vote as of the record date is required to approve the Amendment No. 1 to the ESPP. Abstentions and broker non-votes have no effect on the approval of the Amendment No. 1 to the ESPP.

The board of directors recommends voting “FOR” Proposal No. 4 to approve the Amendment No. 1 to the Company’s 2021 Employee Stock Purchase Plan.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:
•Nominees should demonstrate high standards of personal and professional ethics and integrity.
•Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•Nominees should have skills that are complementary to those of the existing board of directors.
•Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.
•Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Entrada Therapeutics, Inc., One Design Center Place, Suite 17-500, Boston, MA 02210, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our board of directors has determined that all members of our board of directors, except Dipal Doshi and Peter S. Kim, Ph.D., are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Mr. Doshi is not an independent director under these rules because he is the Chief Executive Officer of the Company. Dr. Kim is not an independent director under these rules due to his service and compensation received as a strategic advisor to the Company within the past three years.
Board Committees
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee and nominating and corporate governance committee is posted on the corporate governance section of our website https://ir.entradatx.com/corporate-governance.

Audit Committee
Mary Thistle, Gina Chapman and Maha Radhakrishnan, M.D. serve on the audit committee, which is chaired by Mary Thistle. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mary Thistle, as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2025, the audit committee met four (4) times. The audit committee’s responsibilities include:
•appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;
•reviewing quarterly earnings releases; and

•overseeing our risk management protocols and procedures, including our information security, cybersecurity and technology risks and programs, and preparing an annual report to our board of directors on the audit committee’s risk assessment findings and risk management activities.
All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
Kush M. Parmar, M.D., Ph.D., Mary Thistle and Bernhardt Zeiher, M.D., serve on the compensation committee, which is chaired by Kush M. Parmar, M.D., Ph.D. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2025, the compensation committee met six (6) times. The compensation committee’s responsibilities include:
•annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) reviewing and approving the cash compensation of our Chief Executive Officer, and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;
•reviewing and approving the compensation of our other executive officers, and at the discretion of the compensation committee, other members of senior management;
•reviewing and establishing our overall management compensation philosophy and policy;
•overseeing and administering our compensation and similar plans;
•reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
•retaining and approving the compensation of any compensation advisors;
•reviewing and recommending to the board of directors our policies and procedures for the grant of equity-based awards;
•reviewing and approving grants and awards under incentive-based compensation plans and equity-based plans, in each case consistent with the terms of such plans;
•reviewing and recommending to the board of directors the compensation of our directors, including compensation under any equity-based plans; and
•preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement or annual report on Form 10-K.

The compensation committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members to carry out its responsibilities. For example, to the extent permitted by applicable law and the provisions of a given equity-based plan, the compensation committee may delegate to a committee consisting of one or more officers of the Company, including our Chief Executive Officer, the power and authority to grant certain equity awards under our 2021 Stock Option and Incentive Plan (the “2021 Plan”) to new hires of the Company and existing officers or employees of the Company who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and are not members of such subcommittee, in connection with promotions, market adjustments, employee recognition or retention, in each case, subject to certain limitations.

Nominating and Corporate Governance Committee
Kush M. Parmar, M.D., Ph.D. and Gina Chapman serve on the nominating and corporate governance committee, which is chaired by Kush M. Parmar, M.D., Ph.D. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2025, the nominating and corporate governance committee met two (2) times. The nominating and corporate governance committee’s responsibilities include:
•developing and recommending to the board of directors criteria for board and committee membership;
•establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•identifying individuals qualified to become members of the board of directors;
•recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•reviewing and recommending to the board of directors appropriate corporate governance guidelines; and
•overseeing the evaluation of our board of directors.
The nominating and corporate governance committee considers candidates for board membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.
Board and Committee Meetings Attendance
During the fiscal year ended December 31, 2025, the full board of directors met five (5) times. During the fiscal year ended December 31, 2025, each incumbent member of the board of directors attended 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Under our corporate governance guidelines, each of our directors is expected to attend our annual meetings of stockholders to the extent practicable, and we encourage our directors to attend our annual meetings of stockholders. Last year, we held an annual meeting of stockholders on June 11, 2025, at which our three (3) continuing directors who were members of our board of directors at such time were present.
Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock and purchases or sales of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time, by our executive officers, directors and employees and certain designated consultants, including anyone employed by or acting as a director or officer of any of the Company's subsidiaries.
Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees, and designated consultants, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq Stock Market listing standards that are applicable to us. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.

Rule 10b5-1 Trading Plan Policy
We have adopted a Rule 10b5-1 trading plan policy, which permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.
Compensation Recovery Policy
In accordance with the requirements of the SEC and Nasdaq listing rules, we have adopted a compensation recovery policy. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.
Environmental, Social and Governance (“ESG”)
A continued area of focus for our board of directors has been our ESG-related practices which are integrated into our business strategy and planning including patient access to medicines, product safety, human capital management, and ethics and compliance. These are among the areas of focus that are critical to our long-term success and resiliency. We are therefore committed to increasing our transparency and further identifying issues that may have a material effect on corporate strategy, risks, opportunities or performance.
Human Capital Management. Our future success depends on our ability to attract, develop and retain key personnel, maintain our culture, and ensure collaboration across our board, management and broader workforce. Our human capital resources objectives include, as applicable, identifying, recruiting, retaining, incentivizing and integrating our existing and new employees. The principal purposes of our equity and cash incentive plans are to attract, retain and reward personnel, whether existing employees or new hires, through the granting of stock-based and cash-based compensation awards. We believe that this increases value to our stockholders and the success of our company by motivating such individuals to perform to the best of their abilities and achieve our objectives.
Health and Safety. As the success of our business is fundamentally connected to the well-being of our employees, we are committed to their health, safety and wellness. We provide our employees and their families with access to convenient health and wellness programs, including benefits that provide protection and security giving them peace of mind concerning events that may require time away from work or that impact their financial well-being, and that offer choices where possible so they can customize their benefits to meet their needs and the needs of their families.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code of business conduct and ethics is posted on the corporate governance section of our website, which is located at www.ir.entradatx.com/corporate-governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chairman of the board is separated from the role of chief executive officer, and we plan to keep these roles separate. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, cybersecurity and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of Entrada
Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Entrada Therapeutics, Inc.
One Design Center Place
Suite 17-500
Boston, MA 02210
United States
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, service provider, supplier or other interested party.
A copy of any such written communication may also be forwarded to Entrada’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Entrada’s legal counsel, with independent advisors, with non-management directors, or with Entrada’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Entrada regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Entrada has also established a toll-free telephone number for the reporting of such activity, which is (844) 929-3047.

EXECUTIVE AND DIRECTOR COMPENSATION
This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during our fiscal year 2025, and our next two most highly compensated executive officers in respect of their service to our company for the fiscal year ended December 31, 2025. We refer to these individuals as our named executive officers. The compensation provided to our named executive officers for the fiscal year ended December 31, 2025, is detailed in the “2025 Summary Compensation Table” and accompanying footnotes and narrative that follow. Our named executive officers for the fiscal year ended December 31, 2025, are:
•Dipal Doshi, our Chief Executive Officer;
•Natarajan Sethuraman, Ph.D., our President of Research and Development; and
•Nathan J. Dowden, our President and Chief Operating Officer.
To date, the compensation of our named executive officers has consisted of a combination of base salary, cash bonuses and long-term incentive compensation in the form of stock options, restricted stock units (“RSUs”) and performance stock units (“PSUs”). Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans.
Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In 2025, the compensation committee retained the services of Pay Governance, as its external compensation consultant and the board of directors and the compensation committee considered Pay Governance’s input on certain compensation matters as they deemed appropriate. Pay Governance assisted in developing a group of peer companies to help us determine overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Pay Governance creates any conflict of interest because Pay Governance performs no other work for our company besides advising the compensation committee.
2025 Summary Compensation Table
The following table presents information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us in all capacities for the fiscal years ended December 31, 2025 and December 31, 2024.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	STOCK AWARDS ($)(1)	OPTION AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Dipal Doshi	2025	635,000	1,387,428	1,452,059	349,250	14,000	3,837,737
Chief Executive Officer	2024	610,000	1,437,531	1,494,662	335,510	13,800	3,891,503
Natarajan Sethuraman Ph. D.	2025	520,000	725,952	760,363	234,000	14,000	2,254,315
President of Research and Development	2024	493,232	605,493	630,015	221,980	11,980	1,962,700
Nathan J. Dowden	2025	499,200	725,952	760,363	224,640	13,342	2,223,497
President and Chief Operating Officer	2024	480,000	1,278,263	472,615	216,010	13,800	2,460,688

(1)    The amounts reported in the Stock Awards and Option Awards columns above represent the aggregate grant date fair value of the RSUs, PSUs and stock options awarded to the named executive officers during the 2025 and 2024 fiscal years, calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the RSUs, PSUs and stock options reported in this column are set forth in Note 8 of our Annual Report on Form 10-K filed with the SEC on February 26, 2026. The amounts reported in this column reflect the accounting cost for these PSUs, RSUs and stock option awards and does not correspond to the actual economic value that may be received by the named executive officers upon the vesting of the PSUs, RSUs and stock options or any sale of the shares. The PSU awards are valued at probable achievement as of the date of the grant. If the PSU awards granted during 2024 were valued at maximum, the amounts included in the Stock Awards column with respect to the PSU awards would be: Mr. Doshi; $1,486,000, Dr. Sethuraman; $1,188,800, and Mr. Dowden; $445,800.
(2)    The amount reported represents annual bonuses earned for performance during the year ended December 31, 2025 and December 31, 2024, respectively, and that are based on achievement of certain Company performance metrics.
(3)    The amount reported represents the employer matching contribution to the executive’s 401(k) plan contributions during the relevant year.
Narrative to Summary Compensation Table
Base Salaries
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For 2025, the base salaries for each of Mr. Doshi, Dr. Sethuraman and Mr. Dowden were $635,000, $520,000 and $499,200, respectively.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. We also believe that equity grants with a performance-based vesting feature incentivize our executive officers to achieve specified performance goals. During the year ended December 31, 2025, we granted awards of stock options and RSUs to each of the named executive officers, as described in more detail in the “Outstanding Equity Awards at 2025 Fiscal Year-End” table.
Non-Equity Incentive Plan Compensation
We pay cash bonuses to reward our executives for their performance over the fiscal year, based on the achievement of certain corporate performance goals, as further described below. We believe such bonuses properly incentivize our named executive officers and allow us to remain competitive within the marketplace. During 2025, each of Mr. Doshi, Dr. Sethuraman and Mr. Dowden were entitled to receive a target bonus of 55%, 45% and 45% of their base salary, respectively. Based on our achievement of the applicable performance goals for 2025 at 100%, each named executive officer earned the amounts set forth in the “2025 Summary Compensation Table” above.
Policies and Practices Related to the Grant of Certain Equity Awards

It is the policy of our board of directors and our compensation committee to not take material non-public information into account when determining the timing of equity awards in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

We generally make awards on pre-determined dates in accordance with our equity award grant policy. Typically, annual equity awards to eligible employees, including our executive officers, are made on the first day of March, following the approval of such awards, which approval generally occurs at the regularly-scheduled meeting of our board of directors or our compensation committee and/or by unanimous written consent (as applicable). Annual option awards to members of our board of directors are made on the date of our annual meeting of stockholders. RSU awards to new hires are generally made on the first day of March, June, September, or December, following the later of the approval date of the award or the employee’s date of hire. Option awards to new hires are generally made on the employee’s date of hire. During 2025, we did not grant any stock options, stock appreciation rights or similar option-like instruments to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, 10-Q or 8-K that discloses material non-public information.

Employment Arrangements with Our Named Executive Officers
Dipal Doshi
On October 20, 2021, the Company and Mr. Doshi entered into an Amended and Restated Employment Agreement (the “Doshi Agreement”), which became effective upon the closing of our IPO on November 2, 2021. The Doshi Agreement provides for an annual base salary, an annual bonus opportunity and eligibility to participate in our employee benefit plans. If Mr. Doshi’s employment is terminated without “cause” or for “good reason,” outside of the Doshi Sale Event Period (as defined below), Mr. Doshi is entitled to severance equal to (i) base salary continuation for 12 months (less any applicable Restrictive Covenant Setoff (as defined in the Doshi Agreement)), (ii) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iii) a pro rata bonus for the year of termination based on actual performance and paid when annual bonuses for such year are paid to senior executives generally, and (iv) if Mr. Doshi elects to maintain medical, dental and vision insurance coverage under COBRA, payments to Mr. Doshi equal to the amounts the Company would have paid to the carrier with respect to Mr. Doshi’s coverage for 12 months. If Mr. Doshi’s employment is terminated without “cause” or for “good reason,” during the period beginning 90 days prior to a Sale Event (as defined in the Doshi Agreement) and ending on the eighteen-month anniversary of the Sale Event (the “Doshi Sale Event Period”), Mr. Doshi is entitled to severance equal to (i) 100% acceleration of all outstanding and unvested equity awards, provided that any applicable performance conditions will be deemed satisfied at the higher of actual achievement or target level, (ii) a lump sum payment equal to 150% of base salary and 150% of Mr. Doshi’s target bonus in effect immediately prior to the termination (less any applicable Restrictive Covenant Setoff), (iii) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iv) a pro rata bonus for the year of termination based on target performance, and (v) if Mr. Doshi elects to maintain medical, dental and vision insurance coverage under COBRA, payments to Mr. Doshi equal to the amounts the Company would have paid to the carrier with respect to Mr. Doshi’s coverage for 18 months. The Doshi Agreement also provides for proprietary and confidential information and assignment provisions, non-competition, and non-solicitation provisions.
Natarajan Sethuraman, Ph.D.
On October 20, 2021, the Company and Dr. Sethuraman entered into an Amended and Restated Employment Agreement (the “Sethuraman Agreement”), which became effective upon the closing of our IPO on November 2, 2021. The Sethuraman Agreement provides for an annual base salary, an annual bonus opportunity and eligibility to participate in our employee benefit plans. If Dr. Sethuraman’s employment is terminated without “cause” or for “good reason,” outside of the Sale Event Period (as defined below), Dr. Sethuraman is entitled to severance equal to (i) base salary continuation for 9 months (less any applicable Restrictive Covenant Setoff (as defined in the Sethuraman Agreement)), (ii) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iii) pro rata bonus for the year of termination based on actual performance and paid when annual bonuses for such year are paid to senior executives generally, and (iv) if Dr. Sethuraman elects to maintain medical, dental and vision insurance coverage under COBRA, payments to Dr. Sethuraman equal to the amounts the Company would have paid to the carrier with respect to Dr. Sethuraman’s coverage for 9 months. If Dr. Sethuraman’s employment is terminated without “cause” or for “good reason,” during the period beginning 90 days prior to a Sale Event (as defined in the Sethuraman Agreement) and ending on the twelve-month anniversary of the Sale Event (the “Sale Event Period”), Dr. Sethuraman is entitled to severance equal to (i) 100% acceleration of all outstanding and unvested equity awards, provided that any applicable performance conditions will be deemed satisfied at the higher of actual achievement or target level, (ii) a lump sum payment equal to 100% of base salary and 100% of Dr. Sethuraman’s target bonus in effect immediately prior to the termination (less any applicable Restrictive Covenant Setoff), (iii) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iv) pro rata bonus for the year of termination based on target performance, and (v) if Dr. Sethuraman elects to maintain medical, dental and vision insurance coverage under COBRA, payments to Dr. Sethuraman equal to the amounts the Company would have paid to the carrier with respect to Dr. Sethuraman’s coverage for 12 months. The Sethuraman Agreement also provides for proprietary and confidential information and assignment provisions, non-competition, and non-solicitation provisions.
Nathan J. Dowden
On October 20, 2021, the Company and Mr. Dowden entered into an Amended and Restated Employment Agreement (the “Dowden Agreement”), which became effective upon the closing of our IPO on November 2, 2021. The Dowden Agreement provides for an annual base salary, an annual bonus opportunity and eligibility to participate in our employee benefit plans. If Mr. Dowden’s employment is terminated without “cause” or for “good reason,” outside of the Sale Event Period, Mr. Dowden is entitled to severance equal to (i) base salary continuation for 9 months (less any applicable Restrictive Covenant Setoff (as defined in the Dowden Agreement)), (ii) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iii) a pro rata bonus for the year of termination based on actual performance and paid when annual bonuses for such year are paid to senior executives generally, and (iv) if Mr. Dowden elects to maintain medical, dental and vision insurance coverage under COBRA, payments to Mr. Dowden equal to the amounts the Company would have paid to the carrier with respect to Mr. Dowden’s coverage for 9 months. If Mr. Dowden’s employment is terminated without “cause” or for “good reason,” during the Sale Event Period, Mr. Dowden is entitled to severance equal to (i) 100% acceleration of all outstanding and unvested equity awards, provided that any applicable performance conditions will be deemed satisfied at the higher of actual achievement or target level, (ii) a lump sum payment equal to 100% of base salary and 100% of Mr. Dowden’s target bonus in effect immediately prior to the termination (less any applicable Restrictive Covenant Setoff), (iii) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iv) a pro rata bonus for the year of termination based on target performance, and (v) if Mr. Dowden elects to maintain medical, dental and vision insurance coverage under COBRA, payments to Mr. Dowden equal to the amounts the Company would have paid to the carrier with respect to Mr.

Dowden’s coverage for 12 months. The Dowden Agreement also provides for proprietary and confidential information and assignment provisions, non-competition, and non-solicitation provisions.
Outstanding Equity Awards at 2025 Fiscal Year-End

	Options Awards
Name	Vesting Commencement Date(1)	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
Dipal Doshi	12/31/2018	399,989	—	1.74	5/14/2029
	8/12/2020	140,362	—	2.10	12/16/2030
	3/30/2021	312,750	—	8.47	5/19/2031
	8/2/2021	82,920	—	12.52	8/2/2031
	10/28/2021	184,821	—	20.00	10/27/2031
	3/1/2022	170,156	11,344	11.57	3/1/2032
	7/1/2022	77,516	13,234	12.00	7/1/2032
	3/1/2023	51,734	23,516	12.25	3/1/2033
	9/1/2023	42,328	32,922	15.41	9/1/2033
	3/1/2024	69,344	89,156	13.73	3/1/2034
	3/1/2025	—	173,400	11.94	3/1/2035
Natarajan Sethuraman	3/4/2019	68,312	—	1.74	3/5/2029
	8/12/2020	10,284	—	2.10	12/16/2030
	3/30/2021	96,377	—	8.47	5/19/2031
	8/2/2021	4,146	—	12.52	8/2/2031
	10/28/2021	243,639	—	20.00	10/27/2031
	3/1/2022	65,180	4,345	11.57	3/1/2032
	7/1/2022	29,693	5,070	12.00	7/1/2032
	3/1/2023	14,781	6,719	12.25	3/1/2033
	9/1/2023	12,094	9,406	15.41	9/1/2033
	3/1/2024	29,225	37,575	13.73	3/1/2034
	3/1/2025	—	90,800	11.94	3/1/2035
Nathan Dowden	11/4/2019	64,831	—	1.74	12/10/2029
	8/12/2020	46,117	—	2.10	12/16/2030
	3/30/2021	82,973	—	8.47	5/19/2031
	8/2/2021	4,146	—	12.52	8/2/2031
	10/28/2021	95,148	—	20.00	10/27/2031
	3/1/2022	63,352	4,223	11.57	3/1/2032
	7/1/2022	28,861	4,927	12.00	7/1/2032
	3/1/2023	14,781	6,719	12.25	3/1/2033
	9/1/2023	12,094	9,406	15.41	9/1/2033
	3/1/2024	21,919	28,181	13.73	3/1/2034
	3/1/2025	—	90,800	11.94	3/1/2035

(1)    For all option awards with shares remaining subject to vesting, 25% of the shares vest upon the first anniversary of the vesting commencement date, with the remainder vesting in 36 equal monthly installments thereafter, such that the award is fully vested as of the fourth anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship through each such date.

	Stock Awards
Name	Vesting Commencement Date(1)		Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
Dipal Doshi	3/1/2022		7,562	77,737	—	—
	9/1/2022		3,781	38,869	—	—
	3/1/2023		24,825	255,201	—	—
	9/1/2023		24,825	255,201	—	—
	3/1/2024		78,525	807,237	—	—
	9/11/2024	(2)	—	—	100,000	1,028,000
	3/1/2025		116,200	1,194,536	—	—
Natarajan Sethuraman	3/1/2022		2,897	29,781	—	—
	9/1/2022		1,448	14,885	—	—
	3/1/2023		7,100	72,988	—	—
	9/1/2023		7,100	72,988	—	—
	3/1/2024		33,075	340,011	—	—
	9/11/2024	(2)	—	—	80,000	822,400
	3/1/2025		60,800	625,024	—	—
Nathan Dowden	3/1/2022		2,816	28,948	—	—
	9/1/2022		1,408	14,474	—	—
	3/1/2023		7,100	72,988	—	—
	9/1/2023		7,100	72,988	—	—
	3/1/2024		24,825	255,201	—	—
	3/1/2024	(3)	60,000	616,800	—	—
	9/11/2024	(2)	—	—	30,000	308,400
	3/1/2025		60,800	625,024	—	—
(1)    Unless otherwise noted, each restricted stock unit award vests over four years in equal annual installments, subject to the named executive officer's continuous service relationship through each date.
(2)    This performance stock unit award will vest upon achievement of certain clinical milestones and continued employment thereafter. Amounts reported represent the number of shares that may be earned at achievement.

(3)    50% of this award will vest on March 1, 2026 and the remaining 50% will vest on March 1, 2027, subject to the named executive officer's continuous service relationship through each date.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders (2)(3)	8,493,146	$11.78	2,813,280
Equity compensation plans not approved by security holders(4)	190,620	7.69	79,380
Total	8,683,766	$11.73	2,892,660

(1)The weighted-average exercise price is calculated based solely on outstanding stock options.
(2)Includes the following plans: our 2016 Stock Incentive Plan (the “2016 Plan”), the 2021 Plan and the ESPP.
(3)As of December 31, 2025, a total of 8,171,259 shares of our common stock were reserved for issuance pursuant to the 2021 Plan, which number excludes the 1,531,368 shares that were added to the plan as a result of the automatic annual increase on January 1, 2026. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the administrator of the 2021 Plan. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are cancelled, forfeited or otherwise terminated without being exercised and would otherwise have been returned to the share reserve under the 2016 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. The Company no longer makes grants under the 2016 Plan. As of December 31, 2025, a total of 1,429,601 shares of our common stock have been reserved for issuance pursuant to the ESPP, which number excludes the 382,842 shares that were added to the plan as a result of the annual increase on January 1, 2026. The ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by the lesser of (i) 557,524 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (iii) such lesser number of shares as determined by the administrator of the ESPP. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.
(4)Includes the 2025 Inducement Equity Plan (the “Inducement Plan”).The Inducement Plan was adopted in March 2025 and provides for the grant of non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards and dividend equivalent rights. We initially reserved 270,000 shares of common stock for issuance under the Inducement Plan. The Inducement Plan was adopted without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4). Awards granted pursuant to the Inducement Plan may only be made to individuals not previously employees or directors of the Company (or following such individuals’ bona fide period of non-employment) as an inducement material to the individuals’ entry into employment with the Company.

Employee Benefit and Equity Compensation Plans
2021 Employee Stock Purchase Plan
On September 30, 2021, our board of directors adopted the ESPP, and on October 22, 2021, our stockholders subsequently approved the ESPP. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. The ESPP initially reserves and authorizes the issuance of up to a total of 278,762 shares of common stock to participating employees. The ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2022 and each January 1 thereafter through January 1, 2031, by the least of (i) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, (ii) 557,524 shares or (iii) such number of shares as determined by the ESPP administrator. The number of shares reserved under the ESPP is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.
All employees whose customary employment is for more than 20 hours per week are eligible to participate in the ESPP. However, any participating employee who would own 5% or more of the total combined voting power or value of all classes of stock after an option were granted under the ESPP would not be eligible to purchase shares under the ESPP.
We will make one or more offerings each year to our employees to purchase shares under the ESPP. Each eligible employee may elect to participate in any offering by submitting an enrollment form by the deadline established prior to the relevant offering date.
Each employee who is a participant in the ESPP may purchase shares by authorizing payroll deductions of up to 15% of his or her base compensation during an offering period. Unless the participating employee has previously withdrawn from the offering, his or her accumulated payroll deductions will be used to purchase shares on the last business day of the offering period at a price equal to 85% of the fair market value of the shares on the first business day or the last business day of the offering period, whichever is lower. Under applicable tax rules, an employee may purchase no more than $25,000 worth of shares of common stock, valued at the start of the purchase period, under the ESPP in any calendar year.
The accumulated payroll deductions of any employee who is not a participant on the last day of an offering period will be refunded. An employee’s rights under the ESPP terminate upon voluntary withdrawal from the plan or when the employee ceases employment with us for any reason.
Senior Executive Cash Incentive Bonus Plan
Our named executive officers participate in the Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”). The Bonus Plan provides for cash bonus payments based upon the attainment of performance targets established by our compensation committee.
The payment targets will be related to financial and operational measures or objectives with respect to our company, or corporate performance goals, as well as individual performance objectives. Our compensation committee may select corporate performance goals from among the following: achievement of specified research and development, publication, clinical and/or regulatory milestones, adjusted billings, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of our common stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, efficiency, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of stock, bookings, new bookings or renewals, sales or market shares; number of customers number of new customers or customer references; operating income and/or net annual recurring revenue, any of which may be measured in absolute terms, as compared to any incremental increase, in terms of growth, or as compared to results of a peer group, against the market as a whole, compared to applicable market indices and/or measured on a pre-tax or post-tax basis.
Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period. The bonus formulas will be adopted in each performance period by the compensation committee and communicated to each executive. The corporate performance goals will be measured at the end of each performance period after our financial reports have been published or at such other appropriate time as the compensation committee determines. If the corporate performance goals and individual performance objectives are met, payments will be made as soon as practicable following the end of each performance period. Subject to the rights contained in any agreement between the executive officer and us, an executive officer must be employed by us on the bonus payment date to be eligible to receive a bonus payment. The Bonus Plan also permits the compensation committee to adjust or approve additional bonuses to executive officers in its sole discretion.

Health and Welfare Benefits
Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans.
Perquisites and Personal Benefits
We generally do not provide perquisites to our executives.
401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis (the “401(k) Plan”). Participants in the 401(k) Plan are able to defer eligible compensation on a pre-tax or after-tax basis, subject to applicable annual Internal Revenue Code limits. In addition, the named executive officers are eligible to receive matching 401(k) plan contributions on the same basis as other employees.
Director Compensation
The following table presents the total compensation paid by the Company to members of our board of directors during the fiscal year ended December 31, 2025. Mr. Doshi, our Chief Executive Officer, does not receive any compensation from the Company for his service on our board of directors. See the section titled “Executive and Director Compensation” for more information on the compensation paid to or earned by Mr. Doshi as an employee for the year ended December 31, 2025.

	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Peter S. Kim(2)	40,000	104,388	—	144,388
Mary Thistle(3)	63,038	104,388	—	167,427
Kush M. Parmar(4)	98,209	104,388	—	202,597
Bernhardt Zeiher(5)	46,291	104,388	—	150,680
Gina Chapman(6)	53,165	104,388	—	157,553
Maha Radhakrishnan(7)	28,538	202,388	—	230,927

(1)    The amount reported represents the aggregate grant date fair value of stock options awarded to our non-employee directors during the 2025 fiscal year, calculated in accordance with FASB, ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option reported in this column are set forth in Note 8 in our Annual Report on Form 10-K filed with the SEC on February 26, 2026. The amount reported in this column reflects the accounting cost for these stock option awards and does not correspond to the actual economic value that may be received by the directors upon the vesting of the stock options or any sale of the shares.
(2)    As of December 31, 2025, Dr. Kim held unexercised stock options to purchase 62,918 shares.

(3)    As of December 31, 2025, Ms. Thistle held outstanding and unexercised stock options to purchase 121,440 shares.
(4)    As of December 31, 2025, Dr. Parmar held outstanding and unexercised stock options to purchase 86,470 shares.
(5)    As of December 31, 2025, Dr. Zeiher held outstanding and unexercised stock options to purchase 67,000 shares.
(6)    As of December 31, 2025, Ms. Chapman held outstanding and unexercised stock options to purchase 67,000 shares.
(7)    As of December 31, 2025, Dr. Radhakrishnan held outstanding and unexercised stock options to purchase 38,000 shares.

Non-Employee Director Compensation Policy
Our board of directors adopted a non-employee director compensation policy that became effective upon consummation of our IPO and was subsequently amended and restated, effective in March 2023, June 2024 and June 2025. This policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the current policy, each director who is not an employee will be paid cash compensation as set forth below:

Position	Annual Retainer
Board of Directors:
Members	$40,000
Additional Retainer for chair	$35,000	(1)
Audit Committee:
Members (other than chair)	$9,000	(2)
Retainer for chair	$18,000	(3)
Compensation Committee:
Members (other than chair)	$6,500	(4)
Retainer for chair	$13,000	(5)
Nominating and Corporate Governance Committee:
Members (other than chair)	$5,000	(6)
Retainer for chair	$10,000	(7)

(1)The Additional Retainer for the chair of the board of directors was increased by the board of directors in June 2025 from $30,000 to $35,500.
(2)The Annual Retainer for members of the audit committee was increased by the board of directors in June 2025 from $7,500 to $9,000.

(3)The Annual Retainer for the chair of the audit committee was increased by the board of directors in June 2025 from $15,000 to $18,000.
(4)The Annual Retainer for members of the compensation committee was increased by the board of directors in June 2025 from $6,000 to $6,500.
(5)The Annual Retainer for the chair of the compensation committee was increased by the board of directors in June 2025 from $12,000 to $13,000.
(6)The Annual Retainer for members of the nominating and corporate governance committee was increased by the board of directors in June 2025 from $4,500 to $5,000.
(7)The Annual Retainer for the chair of the nominating and corporate governance committee was increased by the board of directors in June 2025 from $9,000 to $10,000.

In addition, the current non-employee director compensation policy provides that, upon initial election to our board of directors, each non-employee director will be granted an option to purchase shares of our common stock in the amount of the lesser of (x) a Value (as defined below) of $500,000 and (y) an option to purchase 38,000 shares of our common stock (the “Initial Grant”). The Initial Grant will vest in equal monthly installments over three years, subject to continued service through the applicable vesting date. Furthermore, on the date of each of our annual meetings of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted an option to purchase shares of our common stock in the amount of the lesser of (x) a Value (as defined below) of $250,000 and (y) an option to purchase 19,000 shares of our common stock (the “Annual Grant”). The Annual Grant will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service through the applicable vesting date. Such awards are subject to full accelerated vesting upon the sale of the company, or upon the death or disability of the non-employee director. For purposes of the non-employee director compensation policy, “Value” shall mean the grant date fair value of the option (i.e., Black-Scholes Value) determined in accordance with the reasonable assumptions and methodologies employed by us for calculating the fair value of options under ASC 718.
The grant date fair value of all equity awards and all other cash compensation paid by us to any non-employee director in any calendar year for services as a non-employee director shall not exceed $750,000; provided, however, that such amount shall be $1,200,000 for the calendar year in which the applicable non-employee director is initially elected or appointed to the board of directors.
We will reimburse all reasonable out-of-pocket expenses incurred by non-employee directors for their attendance at meetings of our board of directors or any committee thereof.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2024 and 2025) and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Agreements with Our Stockholders
In connection with our preferred stock financings prior to our IPO, we entered into an investors’ rights agreement, voting agreement and right of first refusal agreement, in each case, with the purchasers of our preferred stock and certain holders of our common stock. All of the material provisions of these agreements terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing.
Registered Direct Offering

In June 2024, we entered into a securities purchase agreement with a limited number of investors relating to a registered direct offering (the “June 2024 Offering”) of 3,367,003 shares of our common stock at a purchase price of $14.85 per share and, in lieu of common stock to certain investors who so chose, pre-funded warrants (the “Pre-Funded Warrants”) to purchase 3,367,003 shares of our common stock at a purchase price of $14.8499 per Pre-Funded Warrant, which represents the price per share at which the shares of common stock were sold to the investors in the June 2024 Offering, minus $0.0001, which is the exercise price of each Pre-Funded Warrant. The June 2024 Offering was made pursuant to the shelf registration statement on Form S-3 (File No. 333-268099) previously filed with the SEC on November 1, 2022 and declared effective by the SEC on November 7, 2022. The aggregate net proceeds from the sale of common stock and Pre-Funded Warrants in the June 2024 Offering were approximately $99.6 million, after deducting offering expenses payable by us. We will receive nominal proceeds, if any, from the exercise of the Pre-Funded Warrants.

Entities affiliated with Baker Bros. Advisors LP are beneficial holders of more than 5% of our capital stock, and the table below sets forth the number of shares of our common stock and Pre-Funded Warrants to purchase shares of our common stock purchased by such holders:

Investors	Shares of our Common Stock	Shares of our Common Stock Underlying Pre-Funded Warrants	Total Purchase Price
Entities affiliated with Baker Bros. Advisors LP (1)	—	3,367,003	$ 49,999,657.85

(1)Entities affiliated with Baker Bros. Advisors LP beneficially own more than five percent of our outstanding capital stock.

Affiliate Registration Rights Agreement

In connection with the June 2024 Offering, we entered into a registration rights agreement (the “Affiliate Registration Rights Agreement”) with Baker Brothers Life Sciences, L.P. and 667, L.P. (the “Baker Funds”), pursuant to which the Baker Funds are entitled to certain resale registration rights with respect to shares of our common stock and any common stock issued or issuable upon the exercise or conversion of any other securities now owned or hereafter acquired by the Baker Funds (the “Baker Registrable Securities”), subject to certain specified exceptions, conditions and limitations as set forth in the Affiliate Registration Rights Agreement. Under the Affiliate Registration Rights Agreement, following a request by the Baker Funds, we are obligated to file a resale registration statement on Form S-3, or other appropriate form, covering the Baker Registrable Securities. We have agreed to file such resale registration statement as promptly as reasonably practicable following such request, and in any event within sixty (60) days of such request. Our obligations to file such registration statement are subject to specified exceptions, and suspension and deferral rights as are set forth in the Affiliate Registration Rights Agreement. Under specified circumstances, we may also include securities of the Company in any such registration statement. Under the Affiliate Registration Rights Agreement, the Baker Funds also have the right to one underwritten offering per calendar year, but no more than three underwritten offerings in total and not more than two underwritten offerings or “block trades” (as defined in the Affiliate Registration Rights Agreement) in any twelve (12) month period, to effect the sale or distribution of the Baker Registrable Securities, subject to specified exceptions, conditions and limitations.

Amended and Restated Strategic Advisory Agreement with Member of Board
On October 20, 2021, we entered into an amended and restated strategic advisory agreement (the “Kim Agreement”) with Peter S. Kim, Ph.D., a member of our board of directors, which became effective in connection with the closing of our IPO. Pursuant to the Kim Agreement, Dr. Kim provides certain strategic advisory services for the Company. The Kim Agreement continues in effect unless sooner terminated or extended by the parties. In consideration for Dr. Kim’s services, we have agreed to pay Dr. Kim the same compensation that an “outside director” (as defined in our non-employee director compensation policy) would receive pursuant to our non-employee director compensation policy, as amended and restated.
Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. This policy became effective on October 28, 2021, the date our registration statement for our IPO became effective. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.
As appropriate for the circumstances, the audit committee will review and consider:
•the related person’s interest in the related person transaction;
•the approximate dollar amount involved in the related person transaction;
•the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•whether the transaction was undertaken in the ordinary course of our business;
•whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•the purpose of, and the potential benefits to us of, the related-party transaction; and
•any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.
Limitation of Liability and Indemnification of Officers and Directors
Our certificate of incorporation contains provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by Delaware law, as it now exists or may in the future be amended. Consequently, our directors and officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors or officers, except liability for the following:
•any breach of their duty of loyalty to our company or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•for our directors, any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions as provided in Section 174 of the General Corporation Law of the State of Delaware (the “DGCL”);

•any transaction from which they derived an improper personal benefit; or
•for our officers, any derivative action by or in the right of our company.
Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors or officers of corporations, then the personal liability of our directors and officers will be further limited to the greatest extent permitted by the DGCL.
In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.
We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 13, 2026 by:
•each of our directors;
•each of our named executive officers;
•all of our directors and executive officers as a group; and
•each person, or group of affiliated persons, who is known by us to be a beneficial owner of greater than 5% of our common stock.
The column entitled “Shares Beneficially Owned” is based on a total of 38,820,616 shares of our common stock outstanding as of April 13, 2026.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options and/or warrants that are currently exercisable or exercisable within 60 days of April 13, 2026, are considered outstanding and beneficially owned by the person holding the options and/or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Entrada Therapeutics, Inc., One Design Center Place, Suite 17-500, Boston, MA 02210.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater-than-5% Stockholders:
Entities affiliated with Baker Bros. Advisors LP(1)	8,232,822	19.51%
Entities affiliated with MPM Capital(2)	4,425,784	11.40%
Entities affiliated with 5AM Ventures(3)	4,056,379	10.45%
Roche Finance Ltd(4)	2,569,115	6.62%
BlackRock, Inc.(5)	1,974,452	5.09%
Named Executive Officers, Other Executive Officer and Directors:
Dipal Doshi, Chief Executive Officer and Director(6)	1,853,515	4.58%
Natarajan Sethuraman, Ph.D., President of Research and Development(7)	731,198	1.85%
Nathan J. Dowden, President, Chief Operating Officer(8)	521,260	1.33%
Kory Wentworth, Chief Financial Officer(9)	369,909	*
Kush M. Parmar, M.D., Ph.D., Chairman(3)(10)	86,470	*
Peter S. Kim, Ph.D., Director(11)	192,248	*
Mary Thistle, Director(12)	121,440	*
Bernhardt Zeiher, M.D., Director(13)	67,000	*
Gina Chapman, Director(14)	64,333	*
Maha Radhakrishnan, M.D., Director(15)	12,667	*
All executive officers and directors as a group (10 persons)(16)	4,020,040	9.49%

*    Represents beneficial ownership of less than 1%.
(1)Information is based solely on a Schedule 13D/A filed by Baker Bros. Advisors LP (the "Adviser") on June 26, 2024. Consists of (i) 4,865,819 shares of common stock beneficially owned by the Adviser, (ii) 3,081,303 shares of common stock issuable upon the exercise of pre-funded warrants held by Baker Brothers Life Sciences, L.P. and (iii) 285,700 shares of common stock issuable upon the exercise of pre-funded warrants held by 667, L.P. (together with Baker Brothers Life Sciences, L.P., the "Funds"). Baker Bros. Advisors (GP) LLC (the "Adviser GP"), Felix J. Baker and Julian C. Baker as managing members of the Adviser GP, and the Adviser may be deemed to be beneficial owners of securities of the Company directly held by the Funds. The address for the entities and individuals listed in this footnote is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014.
(2)Information is based solely on a Schedule 13D filed by MPM BioVentures 2014, L.P. on November 12, 2021. Dr. Ansbert Gadicke, Dr. Luke Evnin, Todd Foley, a former member of our board of directors, and Edward Hurwitz are the Managing Directors of BV 2018 LLC and share voting and dispositive power over the shares held by each of MPM 2018, MPM B 2018 and MPM 2018 LLC. The address for the entity listed in this footnote is MPM Asset Management LLC, 399 Boylston Street, Suite 1100, Boston, MA 02116.

(3)Information is based solely on a Schedule 13D/A filed by 5AM Ventures V, L.P. on February 14, 2025. Kush M. Parmar, M.D., Ph.D., a member of our board of directors, is a managing member of 5AM Partners V and 5AM Opportunities GP, and may be deemed to share voting and dispositive power over such shares. The address of the entity listed in this footnote is 4 Embarcadero Center, Suite 3110, San Francisco, CA 94111.
(4)Information is based solely on a Schedule 13G/A filed by Roche Finance Ltd (“Roche Finance”) and Roche Holding Ltd (“Roche Holding”) on February 14, 2025, with the SEC. All shares are held directly by Roche Finance. Roche Finance is a wholly owned subsidiary of Roche Holding, a publicly held Swiss corporation, traded on the SIX Swiss Exchange. Roche Holding may be deemed to have beneficial ownership of the 2,569,115 shares directly beneficially owned by Roche Finance. Roche Finance and Roche Holding have shared voting and dispositive power over the shares reported. Carole Nuechterlein, a former member of our board of directors, is an employee of F. Hoffmann-La Roche Ltd, a subsidiary of Roche Finance and disclaims beneficial ownership of the shares held by Roche Finance. The address of Roche Finance is Grenzacherstrasse 122, 4070 Basel, Switzerland and the address of Roche Holding is Grenzacherstrasse 124, 4070 Basel, Switzerland.
(5)Information is based solely on a Schedule 13G filed by BlackRock, Inc. (“BlackRock”), on February 4, 2025. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(6)Consists of (i) 206,096 shares of common stock and (ii) 1,647,419 shares of common stock underlying options exercisable within 60 days of April 13, 2026.
(7)Consists of (i) 106,676 shares of common stock and (ii) 624,522 shares of common stock underlying options exercisable within 60 days of April 13, 2026.
(8)Consists of (i) 38,580 shares of common stock and (ii) 482,680 shares of common stock underlying options exercisable within 60 days of April 13, 2026.
(9)Consists of (i) 15,134 shares of common stock and (ii) 354,775 shares of common stock underlying options exercisable within 60 days of April 13, 2026.
(10)Consists of 86,470 shares of common stock underlying options exercisable within 60 days of April 13, 2026.
(11)Consists of (i) 129,330 shares of common stock and (ii) 62,918 shares of common stock underlying options exercisable within 60 days of April 13, 2026.
(12)Consists of 121,440 shares of common stock underlying options exercisable within 60 days of April 13, 2026.
(13)Consists of 67,000 shares of common stock underlying options exercisable within 60 days of April 13, 2026.

(14)Consists of 64,333 shares of common stock underlying options exercisable within 60 days of April 13, 2026.
(15)Consists of 12,667 shares of common stock underlying options exercisable within 60 days of April 13, 2026.
(16)Consists of (i) 495,816 shares of common stock and (ii) 3,524,224 shares of common stock underlying options exercisable within 60 days of April 14, 2025, held by executive officers and directors, as described in notes 8 through 16 above.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to:

•the integrity of Entrada Therapeutics’ financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements;
•the qualifications, independence, and performance of Entrada Therapeutics’ independent registered public accounting firm;
•the performance of Entrada Therapeutics’ internal audit function, if any; and,
•other matters as set forth in the charter of the audit committee approved by the board of directors.

    The audit committee reviews the Company’s financial disclosures and meets privately, outside the presence of management, with the independent registered public accounting firm. The audit committee also reviews the performance of the independent registered public accounting firm in the annual audit of Entrada Therapeutics’ financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees. The audit committee provides the board of directors such information and materials as it may deem necessary to apprise the board of directors of financial matters requiring its attention. In addition, the audit committee reviews and reassesses our charter annually and recommends any changes to the board of directors for approval.

Management is responsible for the preparation of Entrada Therapeutics’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Entrada Therapeutics’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”), and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Entrada Therapeutics for the fiscal year ended December 31, 2025. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming its independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Entrada Therapeutics be included in Entrada Therapeutics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC,

(3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF
ENTRADA THERAPEUTICS, INC.

Mary Thistle (Chair)
Gina Chapman
Maha Radhakrishnan, M.D.
April 24, 2026

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Entrada Therapeutics, Inc., One Design Center Place, Suite 17-500, Boston, MA 02210, Attention: Corporate Secretary, telephone: (857) 520-9158. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 25, 2026. However, if the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our Proxy Materials for the 2027 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Entrada Therapeutics, Inc., One Design Center Place, Suite 17-500, Boston, MA 02210, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2027 annual meeting of stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February

10, 2027, and no later than March 12, 2027. Stockholder proposals and the required notice should be addressed to Entrada Therapeutics, Inc., One Design Center Place, Suite 17-500, Boston, MA 02210, Attention: Investor Relations / Corporate Secretary.
Any stockholder recommendation for a director nominee must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies for the Company’s 2027 annual meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Stockholder proposals and the required notice should be addressed to our Corporate Secretary at our principal executive offices at the address set forth above.
ANNUAL REPORT ON FORM 10-K
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC is accessible free of charge on our website at www.entradatx.com. The Annual Report on Form 10-K contains our audited consolidated balance sheets as of December 31, 2024 and 2025. You can request a copy of our Annual Report on Form 10-K, except for exhibits, free of charge by sending a written request to Entrada Therapeutics, Inc., One Design Center Place, Suite 17-500, Boston, MA 02210, Attention: Corporate Secretary. Please include your contact information with the request.

OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.
If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

APPENDIX A – AMENDMENT NO. 1 TO THE 2021 STOCK OPTION AND INCENTIVE PLAN

In accordance with Section 16 of Entrada Therapeutics, Inc. (the “Company”) 2021 Stock Option and Incentive Plan (the “Plan”), the Plan is hereby amended as follows, subject to approval of the Company’s stockholders:

1. Section 1 of the Plan is hereby amended to include the following as a new definition: “Outstanding Shares” means, as of a specified date, the sum of (a) number of shares of Stock issued and outstanding and (b) the number of Shares issuable pursuant to the exercise of any outstanding, pre-funded warrants to acquire Shares for a nominal exercise price.

2.The first sentence of Section 3(a) of the Plan is hereby deleted and replaced as follows: (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,902,672 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3, plus on January 1, 2022 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by (i) four percent of the Outstanding Shares on the immediately preceding December 31 or (ii) such lesser number of shares as determined by the Administrator (the “Annual Increase”).

This Amendment No. 1 to the Plan (this “Amendment”) constitutes an integral part of the Plan. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Plan, as the Plan shall be in effect on the date hereof after giving effect to the Amendment.

Except as set forth herein, all of the terms and conditions of the Plan, as in effect prior to the effectiveness of this Amendment, shall continue to remain in full force and effect as originally stated therein.

APPROVED BY BOARD OF DIRECTORS: March 26, 2026

APPENDIX B – AMENDMENT NO. 1 TO THE 2021 EMPLOYEE STOCK PURCHASE PLAN

In accordance with Section 18 of Entrada Therapeutics, Inc. (the “Company”) 2021 Employee Stock Purchase Plan (the “ESPP”), the ESPP is hereby amended as follows, subject to approval of the Company’s stockholders:

1.The second sentence of the first paragraph of the ESPP is hereby deleted and replaced as follows:

An aggregate of 278,762 shares of Common Stock have been approved and reserved for this purpose, plus on January 1, 2022, and each January 1 thereafter through January 1, 2031, the number of shares of Common Stock reserved and available for issuance under the Plan shall be cumulatively increased by the least of (i) 557,524 shares of Common Stock, (ii) one percent (1%) of the Outstanding Shares on the immediately preceding December 31st, or (iii) such number of shares of Common Stock as determined by the Administrator. For this purpose, “Outstanding Shares” means, as of a specified date, the sum of (a) number of shares of Common Stock issued and outstanding and (b) the number of shares of Common Stock issuable pursuant to the exercise of any outstanding, pre-funded warrants to acquire shares of Common Stock for a nominal exercise price.

This Amendment No. 1 to the 2021 Employee Stock Purchase Plan (this “Amendment”) constitutes an integral part of the ESPP. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the ESPP, as the ESPP shall be in effect on the date hereof after giving effect to the Amendment.

Except as set forth herein, all of the terms and conditions of the ESPP, as in effect prior to the effectiveness of this Amendment, shall continue to remain in full force and effect as originally stated therein.

APPROVED BY BOARD OF DIRECTORS: March 26, 2026

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/TRDA2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received prior to June 9, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V91722-P44727 — KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.** — DETACH AND RETURN THIS PORTION ONLY

**ENTRADA THERAPEUTICS, INC.**

**The Board of Directors recommends you vote FOR the following proposal:**

1. Election of Directors

| Nominees: | For | Withhold |
|---|---|---|
| 1a. Peter S. Kim, Ph.D. | ☐ | ☐ |
| 1b. Bernhardt Zeiher, M.D. | ☐ | ☐ |

**The Board of Directors recommends you vote FOR the following proposals:**

**NOTE:** In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the discretion of the Board of Directors before the 2026 Annual Meeting of Stockholders and at any adjournments or postponements thereof. Even if you are planning to attend the meeting virtually you are urged to sign and mail this proxy in the return envelope so that the stock may be represented at the 2026 Annual Meeting of Stockholders.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

V91723-P44727

**ENTRADA THERAPEUTICS, INC.**
**2026 Annual Meeting of Stockholders**
**June 10, 2026 9:30 AM ET**
**This proxy is solicited on behalf of the Board of Directors of Entrada Therapeutics, Inc.**

The undersigned hereby appoints Dipal Doshi and Jared Cohen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ENTRADA THERAPEUTICS, INC. that the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders to be held at 9:30 AM ET on June 10, 2026 virtually at www.virtualshareholdermeeting.com/TRDA2026 and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**